UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) November 6, 2007

eHealth, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33071	56-2357876
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

440 East Middlefield Road

Mountain View, California 94043

(Address of principal executive offices) (Zip code)

(650) 584-2700

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On November 6, 2007, eHealthInsurance Services, Inc. (the “Company”) entered into a Fourth Amendment to Standard Lease Agreement (Office) (the “Lease Amendment”) with Carlsen Investments, LLC, as successor in interest to Gold Pointe E, LLC (“Landlord”) to amend the Standard Lease Agreement (Office) dated as of June 10, 2004, as amended (the “Original Lease”), to extend the lease on approximately 28,813 square feet of existing office space and lease an additional 10,084 square feet of space (collectively, the “Premises”), each such space located in the building where the Company currently has office space in Gold River, California.

Term. Pursuant to the Lease Amendment, the term of the lease for the Premises ends on December 31, 2012.

Base Rent. Under the terms of the Lease Amendment, the monthly base rent per square foot is the following:

December 1, 2007 to May 31, 2010	$1.85 per square foot, per month
June 1, 2010 to May 31, 2011	$1.95 per square foot, per month
June 1, 2011 to May 31, 2012	$2.00 per square foot, per month
June 1, 2012 to December 31, 2012	$2.05 per square foot, per month

Renewal Option. The Company has one renewal option at “Fair Market Rental Rate” (as defined in the Original Lease). Pursuant to the Lease Amendment, the term of such renewal option was reduced from 5 years to 3 years.

Right of First Refusal. Upon the expiration of the term for approximately 24,293 square feet of space currently occupied by another tenant in the building, in November 2010, the Company has a right of first refusal to rent such space. Additionally, in the event the tenant relinquishes any of its space prior to lease expiration, the Company has a right of first refusal on such space. This right of first refusal expires in December 2010.

Contingencies. The lease transaction is subject to the execution of certain agreements between Landlord and other current tenants in the building.

The foregoing description of the terms of the Lease Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Lease Amendment, a copy of which is attached hereto as Exhibit 10.15.1.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The discussion of the creation of a direct financial obligation or an obligation under an off-balance sheet arrangement of registrant is incorporated by reference from “Item 1.01 Entry into a Material Definitive Agreement” of this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.15.1	Fourth Amendment to Standard Lease Agreement (Office), effective as of November 6, 2007, between eHealthInsurance Services, Inc. and Carlsen Investments, LLC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EHEALTH, INC.

By:	/s/ Stuart M. Huizinga
Stuart M. Huizinga Chief Financial Officer (Principal Financial and Accounting Officer)

Dated: November 6, 2007

EXHIBIT INDEX

Exhibit Number	Description

10.15.1	Fourth Amendment to Standard Lease Agreement (Office), effective as of November 6, 2007, between eHealthInsurance Services, Inc. and Carlsen Investments, LLC.